Exhibit 99.1 Jefferies Global Healthcare Conference June 5, 2025

Forward-Looking Statements and Risk Factors The information contained in this presentation has been prepared by Cogent Biosciences, Inc. (“Cogent” or the “Company”) and contains information pertaining to the business and operations of the Company. The information contained in this presentation: (a) is provided as at the date hereof, is subject to change without notice, and is based on publicly available information, internally developed data as well as third party information from other sources; (b) does not purport to contain all the information that may be necessary or desirable to fully and accurately evaluate an investment in the Company; (c) is not to be considered as a recommendation by the Company that any person make an investment in the Company; (d) is for information purposes only and shall not constitute an offer to buy, sell, issue or subscribe for, or the solicitation of an offer to buy, sell or issue, or subscribe for any securities of the Company in any jurisdiction in which such offer, solicitation or sale would be unlawful. Where any opinion or belief is expressed in this presentation, it is based on certain assumptions and limitations and is an expression of present opinion or belief only. This presentation should not be construed as legal, financial or tax advice to any individual, as each individual’s circumstances are different. This document is for informational purposes only and should not be considered a solicitation or recommendation to purchase, sell or hold a security. This presentation and the accompanying oral commentary contain forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, any statements of the plans, strategies, and objectives of management for future operations, including our clinical development and commercialization plans; any projections of financial information; any statement about historical results that may suggest trends for our business; any statement of expectation or belief regarding future events; potential markets or market size, technology developments, our clinical product pipeline, clinical and pre-clinical data or the implications thereof, enforceability of our intellectual property rights, competitive strengths or our position within the industry; any statements regarding the anticipated benefits of our collaborations or other strategic transactions; and any statements of assumptions underlying any of the items mentioned. These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from our current expectations as a result of many risks and uncertainties, including but not limited to, risks associated with: the potential impacts of raising additional capital, including dilution to our existing stockholders, restrictions on our operations or requirements that we relinquish rights to our technologies or product candidates; the success, cost, and timing of our product development activities and clinical trials; the timing of our planned regulatory submissions to the FDA for our product candidate bezuclastinib and feedback from the FDA as to our plans; our ability to obtain and maintain regulatory approval for our bezuclastinib product candidate and any other product candidates we may develop, and any related restrictions, limitations, and/or warnings in the label of an approved product candidate; the potential for our identified research priorities to advance our bezuclastinib product candidate; the ability to license additional intellectual property relating to our product candidates from third parties and to comply with our existing license agreements and collaboration agreements; the ability and willingness of our third-party research institution collaborators to continue research and development activities relating to our product candidates; our ability to commercialize our products in light of the intellectual property rights of others; our ability to obtain funding for our operations, including funding necessary to complete further development and commercialization of our product candidates; the scalability and commercial viability of our manufacturing methods and processes; the commercialization of our product candidates, if approved; our plans to research, develop, and commercialize our product candidates; our ability to attract collaborators with development, regulatory, and commercialization expertise; our expectations regarding our ability to obtain and maintain intellectual property protection for our product candidates; business interruptions resulting from public health crises, which could cause a disruption of the development of our product candidates and adversely impact our business; and the fact that interim clinical data may not be indicative of future results, among others. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, see our periodic filings filed from time to time with the Securities and Exchange Commission. Unless as required by law, we assume no obligation and do not intend to update these forward-looking statements or to conform these statements to actual results or to changes in our expectations. All of Cogent’s product candidates are investigational product candidates and their safety and efficacy have not yet been established. Cogent has not obtained marketing approval for any product, and there is no certainty that any marketing approvals will be obtained or as to the timelines on which they will be obtained. Any data pertaining to Cogent product candidates is interim data and may include investigator-reported interim data for which Cogent has not yet independently reviewed the source data. The interim data may not be representative of the final results that may be obtained in the corresponding trials and results from earlier trials may not be representative of results obtained in later trial or pivotal trials. 2

Multiple Clinical and Preclinical Programs with Upcoming Catalysts

CLINICAL

		EARLY-STAGE DEVELOPMENT / LATE-STAGE DEVELOPMENT	REGULATORY SUBMISSION / APPROVAL
Bezuclastinib	Summit (Nonadvanced SM)	Nonadvanced Systemic Mastocytosis (NonAdvSM)	**SUMMIT Part 2 (Registration-Directed)** Top-line results expected July 2025
	Peak (GIST)	Gastrointestinal Stromal Tumors (GIST)	**PEAK Part 2 (Global Phase 3 trial)** Top-line results expected by EOY 2025
	Apex (Advanced SM)	Advanced Systemic Mastocytosis (AdvSM)	**APEX Part 2 (Registration-Directed)** Top-line results expected 2H 2025
CGT4859 (FGFR2/3)		FGFR2/3 inhibitor	**Phase 1 trial initiated, actively enrolling FGFR 2/3 alteration patients**

RESEARCH

Stages: HIT ID → LEAD GENERATION → LEAD OPTIMIZATION → CANDIDATE SELECTED → IND SUBMISSION

Target	Program
ErbB2	CGT4255 is a potent, selective, CNS-penetrant ErbB2 inhibitor
PI3Kα	CGT6297 is a novel mutant-selective PI3Kα inhibitor
KRAS	CGT9109 is a novel pan KRAS(ON) inhibitor
Undisclosed Targets	

$245.7M as of Q1 25; expected to fund operations into late 2026 cogent BIOSCIENCES

3

Bezuclastinib Offers Best-in-Class KIT Inhibitor Opportunity

Summit (NONADVANCED SM)

Registration-directed study in NonAdvSM
bezuclastinib vs. placebo

n=179, 24-week MS2D2 primary endpoint

Peak (GIST)

Phase 3 study in 2nd-line GIST
bezuclastinib +/- sunitinib

n=413, PFS primary endpoint

Apex (ADVANCED SM)

Registration-directed study in AdvSM
bezuclastinib monotherapy

n=58, ORR primary endpoint



2024
2025
Enrolled ~6 months early
LPFV
TLR
July
Enrolled ~6 months early
LPFV
TLR
By EOY
Patient screening complete
LPFV
TLR
2H

$2 billion US annual market opportunity; differentiated symptom improvement would provide path to market leadership

$1 billion+ US annual market opportunity, limited competition for 2nd-line GIST

$300 million US annual market opportunity; differentiated safety/tolerability results would provide path to market leadership

Aggregate US annual sales opportunity >$3 billion with limited competition cogent BIOSCIENCES

LPFV: Last patient, first visit
TLR: Top-line results including primary endpoint

4

KIT MUTANT COMPETITIVE LANDSCAPE
Minimal Late-Stage Competitive Activity with Clear Path to Best-in-Class Position

Gastrointestinal Stromal Tumors (GIST)

	sunitinib	ripretinib	bezuclastinib + sunitinib
Exon 13/14 potent:	✓	✗	✓
Exon 17/18 potent:	✗	✓	✓
2nd-line status:	Approved	Failed	Phase 3 TLR by EOY

Other competitors

Late-stage:	None
Early-stage:	IDRX-42

Systemic Mastocytosis

	avapritinib	elenestinib	bezuclastinib
D816V potent:	✓	✓	✓
CNS selective:	✗	✓	✓
PDGFR sparing:	✗	✗	✓
FLT3/CSF1R sparing:	✗	✗	✓
Current Stage — ASM:	Approved	n/a	TLR 2H '25
Current Stage — NonAdvSM:	Approved	Phase 2 initiated	TLR July

Other competitors: None

cogent BIOSCIENCES

5

Ayvakit Demonstrated POC for KITm Inhibitors in ISM Patients 5.7 point placebo-adjusted benefit on primary endpoint at 24 weeks Source: Ayvakit USPI Section 13 7

Ayvakit Demonstrated POC for KITm Inhibitors in ISM Patients Only 25% of Ayvakit patients achieved clinically meaningful improvement Source: Ayvakit USPI Section 13 7

Low-Dose Ayvakit (25 mg) Associated with Improved Safety Profile Among Patients Treated with 25 mg Avapritinib on PIONEER Part 2: • 21.3% Grade 3+ AE • 9.9% Dose Modification due to AE • 5% Serious Adverse Events (SAE) Source: Ayvakit USPI Section 6 including Table 9; Gotlib, J. et al “Avapritinib versus placebo in indolent systemic mastocytosis.” NEjM Evidence, May 2023. 7

Low-Dose Investigated in ISM Patients in Order to Avoid Safety Concerns Reported at Clinically Effective Dose in AdvSM Patients • Serious adverse reactions occurred in 34% of patients receiving the recommended starting dose of 200 mg once daily and in 50% of patients receiving AYVAKIT at all doses • Fatal adverse reactions occurred in 2.5% of patients receiving the recommended starting dose of 200 mg once daily and in 5.3% of patients receiving AYVAKIT at all doses • Dose reduction due to an adverse reaction occurred in 68% of patients receiving starting dose of 200 mg once daily and 70% of patients who received AYVAKIT at all doses. • Median time to dose reduction was 1.7 months Source: Ayvakit USPI Section 6 7 Safety from Ayvakit AdvSM trials (Explorer, Pathfinder)

Scoring System Comparison: Summit Part 1 TSS Results Nearly Identical Using Composite Items From Either MS2D2 or ISM-SAF Weeks on Active Treatment MS2D2: 11 Items ISM-SAF: 11 Items 0 4 8 12 16 20 24 0-110 Scale, Each Item 10 Points 0-110 Scale, Each Item 10 Points 0 Itching Itching Flushing Flushing -10 Spots Spots Skin Redness -20 Abdominal Pain Abdominal Pain MS2D2 TSS Nausea Nausea ISM-SAF like Diarrhea -30 Headache Headache Difficulty Remembering Brain Fog -40 Difficulty Concentrating Dizziness Bone Pain Bone Pain -50 Feeling Tiredness Fatigue -60 • Scales are highly analogous and derived from NonAdvSM patient experiences • Cogent reached alignment on MS2D2 with FDA June 2024 Source: Summit Part 1 Clinical Results 8 MS2D2 TSS Mean (SE) Percent Change from Baseline Systemic CNS GI Skin

Preparing for SUMMIT Part 2 TLR – Defining Success Summit Part 2 Primary Endpoint <5.7 points 5.7 points 8.5 points 11.4 points (placebo-adjusted mean 24 week TSS) Competitive Positioning vs. >50% >100% Worse than Equivalency Standard of Care (SOC) “Home Run” “Grand Slam” SOC w/SOC Summit Part 2 Safety & Tolerability: - No new safety signals with transaminase elevations reported as: No cases of DILI or Hy’s Law Asymptomatic and Reversible ≤10% Gr 3; ≤10% discontinuation 11

PEAK Pending

KIT MUTANT COMPETITIVE LANDSCAPE
Minimal Late-Stage Competitive Activity with Clear Path to Best-in-Class Position

Gastrointestinal Stromal Tumors (GIST)

	sunitinib	ripretinib	bezuclastinib + sunitinib
Exon 13/14 potent:	✓	✗	✓
Exon 17/18 potent:	✗	✓	✓
2nd-line status:	Approved	Failed	Phase 3 TLR by EOY

Other competitors

Late-stage:	None
Early-stage:	IDRX-42

Systemic Mastocytosis

	avapritinib	elenestinib	bezuclastinib
D816V potent:	✓	✓	✓
CNS selective:	✗	✓	✓
PDGFR sparing:	✗	✗	✓
FLT3/CSF1R sparing:	✗	✗	✓
Current Stage — ASM:	Approved	n/a	TLR 2H '25
Current Stage — NonAdvSM:	Approved	Phase 2 initiated	TLR July
Other competitors:	None		

cogent BIOSCIENCES

13

nd PEAK: Global Phase 3 Pivotal Trial in 2 -line GIST Patients KEY ENTRY CRITERIA n=413 Patients • Histologically confirmed Gastrointestinal Stromal Bezuclastinib 600 mg QD + Tumors (GIST) w/at least 1 measurable lesion per Sunitinib 37.5 mg QD mRECIST v1.1 R • Locally advanced, unresectable or metastatic 1:1 • Documented disease progression on or intolerance to imatinib Sunitinib 37.5 mg QD • ECOG Performance Status 0-2 • No other prior treatment Primary endpoint: Progression Free Survival (other than imatinib) Trial Completed Enrollment August 2024; Blinded events on track to deliver TLR by EOY 2025 14 nd Bezuclastinib + Sunitinib POC in 2 -Line GIST Patients 19.4 mPFS EAP > 16 cycles PR EOT 05/2021 EAP > 38 cycles PR EOT 11/2022 SD SD SD SD PR PR SD Ω SD Ω NE 0 5 10 15 20 25 30 Treatment Cycles (28 days) 8.3 nd sunitinib INTRIGUE (2 -line) 8.0 PEAK result of ~3 month advantage over sunitinib nd ripretinib INTRIGUE (2 -line) GIST mPFS expected to be clinically meaningful for GIST patients nd 5.5 sunitinib USPI (2 -line) benchmarks 5.6 rd avapritinib VOYAGER (3 -line) 4.2 PLX 121-01 was an 18-patient study in heavily pretreated GIST population 15 rd regorafenib VOYAGER (3 -line) Peak Part 1 was a 42-patient study studying bezuclastinib+sunitinib PEAK Part 1 PLX 121-01 01-Apr-2024 Data-cut